UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2023

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.
Following the vote of the stockholders of Ellington Financial Inc. (the "Company") to adopt an amendment to the Certificate of Incorporation (the "Charter") of the Company at the annual meeting of stockholders of the Company, which was held on Tuesday May 16, 2023, the Company filed an amendment to the Charter with the Secretary of State of the State of Delaware on May 17, 2023 to effect an increase in the number of authorized shares of common stock, par value $0.001 per share (the "Common Stock"), from 100,000,000 shares to 200,000,000 shares, with a corresponding increase in the total number of authorized shares from 200,000,000 shares to 300,000,000 shares. The amendment to the Charter is being filed herewith as Exhibit 3.1 and is incorporated herein by reference.
In addition, the board of directors of the Company has passed a resolution reserving the shares of Common Stock that may be issuable upon a full exercise by the holders of the 8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) of their conversion rights pursuant to Section 7 of the certificate of designations filed with the Secretary of State of the State of Delaware with respect to the Series C Preferred Stock (the “Certificate of Designations”), up to the Exchange Cap (as defined in the Certificate of Designations). The conversion rights of the holders of the Series C Preferred Stock described in Section 7 of the Certificate of Designations are no longer contingent on the Common Stock Authorization (as defined in the Certificate of Designations).
On May 22, 2023, the Company issued a press release announcing the occurrence of the Common Stock Authorization and certain related matters with respect to the Series C Preferred Stock. The text of the press release is being filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Ellington Financial Inc.
99.1	Common Stock Authorization Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	May 22, 2023	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer